Exhibit 99.2

Directors, Executive Officers and Capitalization of the Guarantors

Name of Guarantor	Title of Class	Amount Authorized	Amount Outstanding	Officers	Directors/Managing Members
Security Networks, LLC	Membership Units	N/A	N/A

Jeffrey Gardner (President and Chief Executive Officer)
Fred Graffam (Executive Vice President and Assistant Secretary)
William E. Niles (Executive Vice President and Secretary)
David L. Verret (Chief Accounting Officer and Treasurer)
Cynthia Nash (Chief Operating Officer)

					Monitronics International, Inc.
MIBU Servicer, Inc.	Common Stock	100	100

Jeffrey Gardner (President and Chief Executive Officer)
Fred Graffam (Executive Vice President, Assistant Secretary and Treasurer)
William E. Niles (Vice President and Secretary)
David L. Verret (Chief Accounting Officer, Assistant Secretary and Assistant Treasurer)
Cynthia Nash (Chief Operating Officer)

					Jeffrey Gardner Fred Graffam
LiveWatch Security, LLC	Membership Units	1,000	1,000

Jeffrey Gardner (Chief Executive Officer)
Anthony Conversa (Chief Marketing Officer)
Christopher Johnson (President)
Mark Riddle (Vice President — Operations)
Fred Graham (Executive Vice President)
William Niles (Executive Vice President, Secretary)
David Verret (chief Accounting Officer and Treasurer)

					Monitronics International, Inc.
Platinum Security Solutions, Inc.	Common Stock	10,000	10,000

Jeffrey Gardner (President and Chief Executive Officer)
Fred Graffam (Executive Vice President, Assistant Secretary and Treasurer)
William E. Niles (Vice President and Secretary)
David L. Verret (Chief Accounting Officer, Assistant Secretary and Assistant Treasurer)
Cynthia Nash (Chief Operating Officer)

					Jeffrey Gardner Fred Graffam
Monitronics Canada, Inc.	Common Stock	1,000	1,000

Jeffrey Gardner (President and Chief Executive Officer)
Fred Graffam (Chief Financial Officer, Executive Vice President and Assistant Secretary)
William E. Niles (Vice President and Secretary)
David L. Verret (Chief Accounting Officer, Treasurer)
Cynthia Nash (Chief Operating Officer)

					Fred Graffam
MI Servicer LP, LLC	Membership Units	N/A	N/A

Jeffrey Gardner (President and Chief Executive Officer)
Fred Graffam (Executive Vice President, Assistant Secretary and Treasurer)
William E. Niles (Vice President and Secretary)
David L. Verret (Chief Accounting Officer, Assistant Secretary and Assistant Treasurer)
Cynthia Nash (Chief Operating Officer)

					Jeffrey Gardner Fred Graffam
Monitronics Security, LP	Partnership Interests	N/A	N/A

Jeffrey Gardner (President and Chief Executive Officer)
Fred Graffam (Executive Vice President, Assistant Secretary and Treasurer)
William E. Niles (Vice President and Secretary)
David L. Verret (Chief Accounting Officer, Assistant Secretary and Assistant Treasurer)
Cynthia Nash (Chief Operating Officer)

					Monitronics International, Inc. (General Partner)
Monitronics Funding, LP	Partnership Interests	N/A	N/A

Jeffrey Gardner (President and Chief Executive Officer)
Fred Graffam (Executive Vice President, Assistant Secretary and Treasurer)
William E. Niles (Vice President and Secretary)
David L. Verret (Chief Accounting Officer, Assistant Secretary and Assistant Treasurer)
Cynthia Nash (Chief Operating Officer)

					Monitronics International, Inc. (General Partner)